                                                                Exhibit (c)


                   TD WATERHOUSE GROUP, INC. SHAREHOLDERS(1)


                    TD WATERHOUSE GROUP, INC. SHAREHOLDERS

                                          # OF       OWNED
INSTITUTION                               SHARES     %

The Toronto-Dominion Bank Holdings      298.49      88.05(2)
 (Excluding Convert)

Non-Toronto-Dominion Bank Shareholders

J. P. Morgan Fleming Asset Mgmt (NY)      6.67       1.76

Roxbury Capital Management                3.78       1.00

Fidelity Management & Research Co.        1.83       0.48

Barclays Global Investors, N.A.           1.46       0.38

I. G. Investment Management, Ltd.         0.79       0.21

Transamerica Life Insurance (Canada)      0.61       0.16

The Florida State Board of Admin.         0.56       0.15

Georgian Capital Partners Inc.            0.55       0.15

Perigee Investment Counsel Inc.           0.34       0.09

Goldman Sachs Asset Management Int'l      0.32       0.08

Caxton Associates, L.L.C.                 0.30       0.08

Goodman & Company, Ltd.                   0.29       0.08

State Street Global Advisors              0.29       0.08

Altamira Management Ltd.                  0.26       0.07

Frank Russell Company                     0.26       0.07

TOP 15 INSTITUTIONS                       18.29      4.84

TOTAL INSTITUTIONAL                       21.24      5.72

TOTAL ESTIMATED RETAIL                    18.83      4.98


Notes

1. Data from Morgan Stanley MSQT as of 9/17/01. All institutional holdings are as of 6/30/01, with the exception of the following: Transamerica Life Insurance (6/30/00), Georgian Capital Partners (12/31/00), Goldman Sachs Asset Management (2/28/01), Goodman & Company (12/31/00) and Altamira Management (3/31/01)

2. Excludes 39.4MM convertible preferred shares. 88.1% equals The Toronto-Dominion Bank's share of TD Waterhouse Group, Inc. common shares outstanding. On a fully converted basis, The Toronto-Dominion Bank owns 89.3%. % institutional and % retail figures are shown on a fully converted basis

                               PRICING PARAMETERS


                                     INTRINSIC VALUATION

                                     RECENT TRADING/ MARKET EVENTS

                                     OTHER CONSIDERATIONS/ TACTICS

                           TRADING AND PRICING MATRIX


RECENT TRADING ANALYSIS(1)
10/3/2001




                                                              PREMIUM/DISCOUNT TO PRICE PER SHARE
                           ------------------------------------------------------------------------------------------------
EQUITY VALUE     EQUITY    CURRENT ONE MONTH     52-WEEK     52-WEEK    ALL-TIME   30 DAY     60 DAY     120 DAY    360 DAY
PER SHARE        VALUE     MARKET      PRIOR     HIGH        LOW        HIGH       AVERAGE    AVERAGE    AVERAGE    AVERAGE
---------------------------------------------------------------------------------------------------------------------------

                           $6.37      $8.13     $19.19      $5.48      $26.13     $6.69      $7.65      $9.08      $12.06



$6.50            $2,459      2.0%     (20.0)%   (66.1)%     18.6%      (75.1)%   (2.8)%      (15.0)%    (28.4)%    (46.1)%

 6.75             2,554      6.0      (17.0)    (64.8)      23.2       (74.2)     1.0        (11.8)     (25.7)     (44.0)

 7.00             2,648      9.9      (13.9)    (63.5)      27.7       (73.2)     4.7        (8.5)      (22.9)     (41.9)

 7.25             2,743     13.8      (10.8)    (62.2)      32.3       (72.2)     8.4        (5.2)      (20.2)     (39.9)

 7.50             2,838     17.7      (7.7)     (60.9)      36.9       (71.3)     12.2       (2.0)      (17.4)     (37.8)

 7.75             2,932     21.7      (4.7)     (59.6)      41.4       (70.3)     15.9       1.3        (14.7)     (35.7)

 8.00             3,027     25.6      (1.6)     (58.3)      46.0       (69.4)     19.6       4.6        (11.9)     (33.6)

 8.25             3,121     29.5      1.5       (57.0)      50.5       (68.4)     23.4       7.8        (9.1)      (31.6)

 8.50             3,216     33.4      4.6       (55.7)      55.1       (67.5)     27.1       11.1       (6.4)      (29.5)

 8.75             3,310     37.4      7.6       (54.4)      59.7       (66.5)     30.9       14.4       (3.6)      (27.4)

 9.00             3,405     41.3      10.7      (53.1)      64.2       (65.6)     34.6       17.6       (0.9)      (25.3)

 9.25             3,500     45.2      13.8      (51.8)      68.8       (64.6)     38.3       20.9       1.9        (23.3)

 9.50             3,594     49.1      16.9      (50.5)      73.4       (63.6)     42.1       24.2       4.6        (21.2)

 9.75             3,689     53.1      19.9      (49.2)      77.9       (62.7)     45.8       27.4       7.4        (19.1)

10.00             3,783     57.0      23.0      (47.9)      82.5       (61.7)     49.6       30.7       10.1       (17.1)




       PRICE AS A MULTIPLE OF
  --------------------------------
  STREET CASH EARNINGS       LTM      PRICE / ACTIVE
  2001E         2002E   REVENUES          ACCOUNTS($)
                             $Bn                 $MM

 $98.4         $143.8       $1.25                3.3



 25.0x           17.1x        2.0x            $745.2

 26.0            17.8         2.0              773.9

 26.9            18.4         2.1              802.5

 27.9            19.1         2.2              831.2

 28.8            19.7         2.3              859.9

 29.8            20.4         2.4              888.5

 30.8            21.1         2.4              917.2

 31.7            21.7         2.5              945.9

 32.7            22.4         2.6              974.5

 33.7            23.0         2.7              1,003.2

 34.6            23.7         2.7              1,031.8

 35.6            24.3         2.8              1,060.5

 36.5            25.0         2.9              1,089.2

 37.5            25.7         3.0              1,117.8

 38.5            26.3         3.0              1,146.5



Note

1.  Market information as of 10/3/01

===========================

============================================================================================================================
TRADING COMPARABLES

============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
TRADING COMPARISON(1)

                                              AGG. VAL.                                          PRICE                 PRICE
                                               REVENUES          PRICE/CASH EPS          --------------------     CASH PBTBM
                       CURRENT     MARKET     ---------     ------------------------       ACTIVE    CUSTOMER     ----------
                         PRICE      VALUE           LTM      LTM   CY2001E   CY2002E     ACCOUNTS      ASSETS            LTM
                     10/5/2001        $BN             X        X         X         X            $           %              X
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TD WATERHOUSE GROUP,
  INC.                  $ 6.60        2.5           1.8     19.4      27.5      17.8        756.6         1.8            8.2
----------------------------------------------------------------------------------------------------------------------------
DISCOUNT BROKERAGE
----------------------------------------------------------------------------------------------------------------------------
Charles Schwab          $11.00       15.2           2.8     28.5      39.3      24.4      1,974.4         1.8           13.1
----------------------------------------------------------------------------------------------------------------------------
E*Trade                   5.99        1.9           2.0       NM        NM      17.6        567.5         4.1            5.2
----------------------------------------------------------------------------------------------------------------------------
Ameritrade                4.06        0.8           1.7       NM        NM      23.6        497.4         2.9            9.6
----------------------------------------------------------------------------------------------------------------------------
MEAN(2)                               6.0           2.2       NM        NM      21.9      1,013.1         2.9            9.3
----------------------------------------------------------------------------------------------------------------------------
MEDIAN(2)                             1.9           2.0       NM        NM      23.6        567.5         2.9            9.6
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
REGIONAL BROKERAGE
----------------------------------------------------------------------------------------------------------------------------
A.G. Edwards            $36.02        2.9           1.4     15.6      14.7      13.8           NA          NA            8.4
----------------------------------------------------------------------------------------------------------------------------
Raymond James            28.50        1.4           0.8     11.8      12.7        NA           NA          NA            4.5
----------------------------------------------------------------------------------------------------------------------------
MEAN(2)                               2.1           1.1     13.7      13.7      13.8           NA          NA            6.4
----------------------------------------------------------------------------------------------------------------------------
MEDIAN(2)                             2.1           1.1     13.7      13.7      13.8           NA          NA            6.4
============================================================================================================================

NOTES
1.   Market information as of 10/5/01
2.   Mean and median exclude TD Waterhouse Group, Inc.

PRECEDENT PREMIUMS PAID IN BUYOUT TRANSACTIONS
ALL BUYOUT TRANSACTIONS WITH U.S. PUBLIC TARGETS, 1996-2001(1)


MINORITY BUYOUT TRANSACTIONS
DEALS OF $100MM OR MORE
1996 - 2001 YTD
(US PUBLIC TARGETS)

                                                MEDIAN PREMIUM                    MEAN PREMIUM
                                         --------------------------        -------------------------
                           # OF DEALS       1 MONTH          1 DAY            1 MONTH        1 DAY
                                               %              %                  %            %
All deals > $100MM
  All deals                     64            31.3            22.1              46.1          36.2
  >80% initial ownership        19            35.1            19.7              35.6          28.6

$300MM < X < $500MM
  All deals                     16            18.9            15.7              33.3          31.4
  >80% initial ownership         3            14.3            13.5              26.8          22.8


(1) Source: Securities Data Corporation

                        --------------------------------------------------------
                             PRECEDENT PREMIUMS PAID IN BUYOUT TRANSACTIONS

                             FINANCIAL SERVICES INDUSTRY 1996-2001(1)
                        --------------------------------------------------------

--------------------------------------------------------------------------------
DEALS OF $100MM OR MORE
1996-2001 YTD
(US PUBLIC TARGETS)


                                                                          PREMIUM/
                                                                      ----------------
  DATE                                                                ONE DAY  1 MONTH
ANNOUNCED   TARGET NAME                    ACQUIROR NAME               PRIOR    PRIOR
--------------------------------------------------------------------------------------
 3/26/01    CSFBdirect (CSFB)              Credit Suisse First Boston   140.0    81.8
--------------------------------------------------------------------------------------
 8/30/00    AXA Financial                  AXA Group                      4.6    34.3
--------------------------------------------------------------------------------------
 7/24/00    Phoenix Invt. Partners         Phoenix Home Life Mutual      44.0    62.6
--------------------------------------------------------------------------------------
 3/27/00    Hartford Life                  Hartford Fin Svcs Group       18.7    43.3
--------------------------------------------------------------------------------------
 3/21/00    Travelers Prop. Casualty       Citigroup                     24.5    35.1
--------------------------------------------------------------------------------------
 1/12/00(2) AmerUs Life Holdings           American Mutual                9.2     6.4
--------------------------------------------------------------------------------------
10/21/99    Student Loan Corporation       Citigroup                     11.5     0.8
--------------------------------------------------------------------------------------
10/27/98    Citizens Corp (Hanover Ins)    Allmerica Financial           20.6    21.2
--------------------------------------------------------------------------------------
10/22/98    BA Merchant Svcs (BA)          Bank of America Nat'l Trust   47.1    42.0
--------------------------------------------------------------------------------------
 9/18/97    Guaranty National              Orion Capital Corp            10.8    28.0
--------------------------------------------------------------------------------------
  6/2/97    Acordia Inc (Anthem Inc)       Anthem                        12.7    26.0
--------------------------------------------------------------------------------------
 1/13/97    Zurich Reinsurance             Zurich Versicherungs          17.1    11.6
--------------------------------------------------------------------------------------
12/17/96    Allmerica Prop. & Casualty     Allmerica Financial Corp      18.8    18.3
--------------------------------------------------------------------------------------
 8/26/96    Bankers Life Hldg (Conseco)    Conseco                       14.9    11.7
--------------------------------------------------------------------------------------
                                                               Mean      28.2    30.2
--------------------------------------------------------------------------------------
                                                             Median      17.9    27.0
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

Notes
1. Source: Securities Data Corporation
2. Date based on announcement of deal consideration                           3

DCF OUTPUT
-------------------------------------------------------------------------------
STANDALONE DCF

MANAGEMENT CASE USING DIVIDEND DISCOUNT METHODOLOGY

                                   NET INCOME TERMINAL MULTIPLE (X)
                    ---------------------------------------------------
     DISCOUNT RATE       10.0      11.0      12.0      13.0      14.0
-----------------------------------------------------------------------
          11.0%          5.82      6.11      6.40      6.69      6.98
-----------------------------------------------------------------------
          12.0%          5.68      5.95      6.23      6.51      6.79
-----------------------------------------------------------------------
          13.0%          5.54      5.81      6.08      6.34      6.61
-----------------------------------------------------------------------
          14.0%          5.42      5.67      5.93      6.18      6.44
-----------------------------------------------------------------------
          15.0%          5.30      5.54      5.78      6.03      6.27
-----------------------------------------------------------------------
          16.0%          5.18      5.42      5.65      5.88      6.12
-----------------------------------------------------------------------

_______________________________________________________________________________
PRECEDENT BROKERAGE M&A COMPARABLES
_______________________________________________________________________________


                                                                           DEAL VALUE,
                                                       ____________________________________________________
                                                            LTM               LTM              CUSTOMER
                                        DEAL VALUE     REVENUES     CASH EARNINGS                ASSETS
ACQUIROR/TARGET (ANN. DATE)                    $MM            x                 x                     %
____________________________________________________________________________________________________________
Royal Bank of Canada/Tucker Anthony
 Sutro (8/1/01)                                625          1.0              18.0                   1.3%
Ameritrade/NDB (7/31/01)(1)                    154          2.3                NA                   2.4%
E*Trade/Webstreet (5/21/01)                     45          1.8              (2.4)                  9.6%
Regions Financial/Morgan Keegan (12/18/00)     789          1.8              16.7                   2.6%
Royal Bank of Canada/Dain Rauscher (9/28/00) 1,456          1.3              15.3                   2.3%
MONY Group/Advest Group (08/24/00)             296          0.8              15.4                   1.0%
Wells Fargo/Ragen MacKenzie Group (9/28/99)    259          1.8              13.0                   2.4%
First Union/Everen (4/25/99)                 1,172          1.6              19.5                   3.9%
BB&T/Scott & Stringfellow (8/10/98)            131          1.2               6.6                   1.3%
Fleet/Quick & Reilly (09/16/97)              1,580          4.2              18.8                    NA
First Union/Wheat First Butcher Singer
 (08/19/97)                                    471          0.9              13.4                   1.3%
     MEAN                                      634          1.7              13.4                   2.8%
     MEDIAN                                    471          1.6              15.3                   2.3%
____________________________________________________________________________________________________________

Sources: Press releases, company filings, SDC and SNL Datasource







Notes
1. Based on projected revenue of $67MM at the time of the acquisition. LTM revenue not available

                                                                               5